UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2012

BLACK RIDGE OIL & GAS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-53952	27-2345075
(Commission File Number)	(I.R.S. Employer Identification No.)

10275 Wayzata Boulevard, Suite 310, Minnetonka, Minnesota	55305
(Address of principal executive offices)	(Zip Code)

(952) 426-1241

(Registrant’s telephone number, including area code)

________________________________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 24, 2012, Joshua Wert informed Black Ridge Oil & Gas, Inc. (the “Company”) of his intention to resign from his position as Chief Operating Officer on or about September 7, 2012, to take on a role leading a local non-profit organization. He has agreed to continue to be available to assure an orderly transition of his responsibilities. The Company has recently hired Michael Eisele as the Vice President of Land, and Mr. Eisele will oversee the Company’s lease and acquisition activities. Mr. Eisele brings over five years of oil and gas lease and acquisition experience in the Williston Basin and greater Rocky Mountain region.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BLACK RIDGE OIL & GAS, INC.
(Registrant)

Date: August 27, 2012
/s/ Ken DeCubellis, Chief Executive Officer
Ken DeCubellis, Chief Executive Officer